Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt as of December 31, 2014 and 2013 consists of the following (in millions):

	2014	2013
Term Loan A-4, quarterly principal amortization (1)	$1,300.0	$1,962.5
Senior Notes due 2017, interest payable semi-annually at 1.450%	300.0	—
Senior Notes due 2018, interest payable semi-annually at 2.000%	250.0	250.0
Senior Notes due 2020, interest payable semi-annually at 7.875%	—	500.0
Senior Notes due 2022, interest payable semi-annually at 5.000%	700.0	700.0
Senior Notes due 2023, interest payable semi-annually at 3.500%	1,000.0	1,000.0
Senior Notes due 2024, interest payable semi-annually at 3.875%	700.0	—
Revolving Loan, (2)	795.0	29.0
Other	22.7	27.1
	5,067.7	4,468.6
Current portion	(13.1)	(128.8)
Long-term debt, excluding current portion	$5,054.6	$4,339.8
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(1)
Interest on the Term Loans A-4 is generally payable at LIBOR plus an applicable margin of up to 1.75% based upon the Company's corporate credit ratings and the ratings on the FIS Credit Agreement. As of December 31, 2014, the weighted average interest rate on the Term Loans A-4 was 1.41%.

(2)
Interest on the Revolving Loan is generally payable at LIBOR plus an applicable margin of up to 1.75% plus an unused commitment fee of up to 0.25%, each based upon the Company's corporate credit ratings and the ratings on the FIS Credit Agreement. As of December 31, 2014, the applicable margin on the Revolving Loan, excluding facility fees and unused commitment fees, was 1.25%.

FIS is a party to a syndicated credit agreement (the “FIS Credit Agreement”), which as of December 31, 2014 provided total committed capital of $4,300.0 million comprised of: (1) a revolving credit facility in an aggregate maximum principal amount of $3,000.0 million maturing on December 18, 2019 (the "Revolving Loan"); and (2) term loans of $1,300.0 million maturing on March 30, 2017 (the "Term Loans A-4"). As of December 31, 2014, the outstanding principal balance of the Revolving Loan was $795.0 million, with $2,204.2 million of borrowing capacity remaining thereunder (net of $0.8 million in outstanding letters of credit issued under the Revolving Loan).

In June 2014, FIS issued $1,000.0 million of new senior notes, including $300.0 million of Senior Notes due in 2017 that bear interest at 1.450% and $700.0 million of Senior Notes due in 2024 that bear interest at 3.875%. The proceeds were used to pay down a portion of the Term Loans A-4 and to temporarily reduce borrowings under the Revolving Loan until the 2020 Notes were callable.

On July 15, 2014, FIS called the full $500.0 million principal amount of 2020 Notes, funded by borrowings under the Company's Revolving Loan and cash on hand. As a result of the redemption, FIS incurred a pre-tax charge upon extinguishment of approximately $35.4 million, consisting of the call premium and the write-off of associated previously capitalized debt issuance costs.

On April 15, 2013, FIS completed the issuance and sale of $250.0 million in aggregate principal amount of 2.0% unsecured senior notes due April 15, 2018 (the "2018 Notes") and $1,000.0 million in aggregate principal amount of 3.5% unsecured senior notes due April 15, 2023 (the "2023 Notes"). Net proceeds from the offering, after deducting the underwriting discounts and commissions, were $1,233.1 million. The 2018 Notes and 2023 Notes were offered and sold pursuant to the Form S-3 Automatic Shelf Registration Statement filed with the Securities and Exchange Commission on March 5, 2013, as supplemented by the prospectus supplement dated April 10, 2013. On April 15, 2013, FIS used a portion of the proceeds from the offering to pay down the outstanding balance of its Revolving Loan. On May 15, 2013, the Company completed a call for redemption of the 2017 Notes for $801.6 million, comprised of $750.0 million in principal and a call premium of $51.6 million.

The obligations of FIS under the FIS Credit Agreement and under all of its outstanding senior notes rank equal in priority and are unsecured. On December 18, 2014, FIS completed an amendment to the FIS Credit Agreement that, among other provisions, eliminated all existing guarantees from FIS' subsidiaries. The FIS Credit Agreement and the senior notes remain subject to customary covenants, including, among others, limitations on the payment of dividends by FIS, and events of default.

The following table summarizes the mandatory annual principal payments pursuant to the FIS Credit Agreement and the senior notes' indentures as of December 31, 2014 (in millions). There are no mandatory principal payments on the Revolving Loan and any balance outstanding on the Revolving Loan will be due and payable at its scheduled maturity date:

	Term Loan A-4	2017 Notes	2018 Notes	2022 Notes	2023 Notes	2024 Notes	Total
2015	—	—	—	—	—	—	$—
2016	—	—	—	—	—	—	—
2017	1,300.0	300.0	—	—	—	—	1,600.0
2018	—	—	250.0	—	—	—	250.0
2019	—	—	—	—	—	—	—
Thereafter	—	—	—	700.0	1,000.0	700.0	2,400.0
Total	$1,300.0	$300.0	$250.0	$700.0	$1,000.0	$700.0	$4,250.0

Voluntary prepayment of the Term Loans is generally permitted at any time without fee upon proper notice and subject to a minimum dollar requirement. In addition to scheduled principal payments, the Term Loans are (with certain exceptions) subject to mandatory prepayment upon the occurrence of certain events.

FIS may redeem some or all of the 2022 Notes on or before May 14, 2020 at a specified premium to par, and thereafter at par as outlined in the indenture agreement. FIS may also redeem the 2017 Notes, 2018 Notes, 2023 Notes and 2024 Notes at its option in whole or in part, at any time and from time to time, at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a make-whole amount calculated as described in the related indenture in each case plus accrued and unpaid interest to, but excluding, the date of redemption; provided no make-whole amount will be paid for redemptions of the 2023 Notes and 2024 Notes during the three months prior to their maturity.

We monitor the financial stability of our counterparties on an ongoing basis. The lender commitments under the undrawn portions of the Revolving Loan are comprised of a diversified set of financial institutions, both domestic and international. The combined commitments of our top 10 revolving lenders comprise about 67% of our Revolving Loan. The failure of any single lender to perform its obligations under the Revolving Loan would not adversely impact our ability to fund operations. If the single largest lender were to default under the terms of the FIS Credit Agreement (impacting the capacity of the Revolving Loan), the maximum loss of available capacity on the undrawn portion of the Revolving Loan, as of December 31, 2014, would be approximately $161.7 million.

The fair value of the Company’s long-term debt is estimated to be approximately $63.8 million higher than the carrying value as of December 31, 2014. This estimate is based on quoted prices of our senior notes and trades of our other debt in close proximity to December 31, 2014, which are considered Level 2-type measurements. This estimate is subjective in nature and involves uncertainties and significant judgment in the interpretation of current market data. Therefore, the values presented are not necessarily indicative of amounts the Company could realize or settle currently.

As of December 31, 2014, we have entered into the following interest rate swap transactions converting a portion of the interest rate exposure on our Term and Revolving Loans from variable to fixed (in millions):

Effective date	Termination date	Notional amount	Bank pays variable rate of	FIS pays fixed rate of
July 1, 2012	July 1, 2015	300.0	One Month LIBOR (1)	0.58%	(2)
February 3, 2014	February 1, 2017	400.0	One Month LIBOR (1)	0.89%	(2)
		$700.0
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(1)	0.17% in effect as of December 31, 2014.

(2)	Does not include the applicable margin and facility fees paid to lenders on term loans and revolving loans as described above.
We have designated these interest rate swaps as cash flow hedges and, as such, they are carried on the Consolidated Balance Sheets at fair value with changes in fair value included in other comprehensive earnings, net of tax.

A summary of the fair value of the Company’s interest rate derivative instruments is as follows (in millions):

	December 31, 2014		December 31, 2013
	Balance sheet location	Fair value	Balance sheet location	Fair value
Interest rate swap contracts	Accounts payable and accrued liabilities	$0.7	Accounts payable and accrued liabilities	$2.5
Interest rate swap contracts	Other long-term liabilities	0.9	Other long-term liabilities	1.9

In accordance with the authoritative guidance for fair value measurements, the inputs used to determine the estimated fair value of our interest rate swaps are Level 2-type measurements. We considered our own credit risk and the credit risk of the counterparties when determining the fair value of our interest rate swaps. Adjustments are made to these amounts and to accumulated other comprehensive earnings ("AOCE") within the Consolidated Statements of Comprehensive Earnings and Consolidated Statements of Equity as the factors that impact fair value change, including current and projected interest rates, time to maturity and required cash transfers/settlements with our counterparties. Periodic actual and estimated settlements with counterparties are recorded to interest expense as a yield adjustment to effectively fix the otherwise variable rate interest expense associated with the Term and Revolving Loans for hedge notional amounts.

A summary of the effect of derivative instruments on the Company’s Consolidated Statements of Comprehensive Earnings and recognized in AOCE for the years ended December 31, 2014, 2013 and 2012 are as follows (in millions):

	Amount of gain (loss) recognized in AOCE on derivatives
Derivatives in Cash Flow Hedging Relationships	2014	2013	2012
Interest rate swap contracts	$(3.5)	$0.5	$(11.0)

	Amount of gain (loss) reclassified from AOCE into income
Location of gain (loss) reclassified from AOCE into income	2014	2013	2012
Interest expense	$(6.3)	$(5.5)	$(7.7)

Approximately $0.8 million of the balance in AOCE as of December 31, 2014, is expected to be reclassified into income over the next twelve months.
Our existing cash flow hedges are highly effective and there was no impact on earnings due to hedge ineffectiveness. It is our practice to execute such instruments with credit-worthy banks at the time of execution and not to enter into derivative financial instruments for speculative purposes. As of December 31, 2014, we believe that our interest rate swap counterparties will be able to fulfill their obligations under our agreements and we believe we will have debt outstanding through the various expiration dates of the swaps such that the forecasted transactions remain probable of occurring.